SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)
Xtrackers MSCI All China Equity ETF (CN)
Xtrackers MSCI China A Inclusion Equity ETF (ASHX)
Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)
The following disclosure replaces the existing similar disclosure in the “Political and economic risk” section under “Risk of investing in China” in the “MAIN RISKS” section of the “FUND DETAILS” section of each fund's prospectus.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the US. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. In July 2020, the President’s Working Group on Financial Markets (“PWG”) proposed a number of regulatory changes aimed at addressing potential risks to US investors from investments in issuers that provide limited access to their financial statements, including Chinese companies. The PWG’s proposals included having the SEC consider encouraging or requiring US registered funds to conduct additional due diligence on an index’s exposure to such issuers and how the index provider addresses concerns arising from limited availability of such issuers’ financial information. If the SEC adopts these proposals, they could have a material adverse effect on the fund’s ability to continue tracking the Underlying Index. In addition, in November 2020, the President of the United States issued an executive order (“CCMC Order”) prohibiting US persons, including the fund, from transacting in securities of any Chinese company identified by the Secretary of Defense as a “Communist Chinese military company” (“CCMC”) or in instruments that are derivative of, or are designed to provide investment exposure to, prohibited CCMC securities. The prohibition takes effect on January 11, 2021. It is unclear whether the CCMC Order will continue in effect under the new Presidential administration, but to the extent that it does and any company in the Underlying Index is identified as a CCMC at any time, it may have a material adverse effect on the fund’s ability to track the Underlying Index. Also, in December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law. When implemented, the HFCAA could cause securities of foreign issuers (including China) to be de-listed from US stock exchanges if those companies do not permit US oversight of the auditing of their financial information. The potential impact of the HFCAA is unclear at this time, but to the extent that the fund currently transacts in securities of a foreign company in the Underlying Index on a US exchange but is unable to do so in the future, the fund will have to seek other markets in which to transact in such securities which could increase the fund’s costs and have a material adverse effect on the fund’s ability to continue tracking the Underlying Index. Events such as these are difficult to predict and may or may not occur in the future.
Please Retain This Supplement for Future Reference
January 5, 2021
PROSTKR20-60